Exhibit 10.2

Execution Version

SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Amended and Restated Loan and Security Agreement (this "Amendment"), dated as of October 23, 2024, is entered into by and among GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II SPV II LLC (the "Company"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as lender (the "Lender") and administrative agent (the "Administrative Agent"), GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II LLC, as portfolio manager (the "Portfolio Manager") and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (successor in interest to U.S. Bank National Association), as collateral agent (in such capacity, the "Collateral Agent") and collateral administrator (in such capacity, the "Collateral Administrator"), U.S. BANK NATIONAL ASSOCIATION, as securities intermediary (in such capacity, the "Securities Intermediary") and each Lender to the Loan and Security Agreement. Reference is hereby made to the Amended and Restated Loan and Security Agreement (as amended by the First Amendment dated as of August 17, 2021, as amended by the Second Amendment dated as of October 29, 2021, as amended by the Third Amendment dated as of February 15, 2022, as amended by the Fourth Amendment dated as of September 14, 2023, as amended by the Fifth Amendment dated as of March 14, 2024, as amended by the Sixth Amendment dated as of September 24, 2024 and as further amended or modified from time to time, the "Loan and Security Agreement"), dated as of March 5, 2021, among the Company, the Lender, the Administrative Agent, the Portfolio Manager, the Collateral Agent, the Securities Intermediary and the Collateral Administrator. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan and Security Agreement.

WHEREAS, the parties hereto are parties to the Loan and Security Agreement;

WHEREAS, the parties hereto desire to amend the terms of the Loan and Security Agreement in accordance with Section 10.05 thereof as provided for herein; and

ACCORDINGLY, the Loan and Security Agreement is hereby amended as follows:

SECTION 1. AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT.

The Loan and Security Agreement is hereby amended as set forth in the conformed version of the Loan and Security Agreement attached as Exhibit A hereto.

SECTION 2. MISCELLANEOUS.

(a)
The parties hereto hereby agree that, except as specifically amended herein, the Loan and Security Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan and Security Agreement, or constitute a waiver of any provision of any other agreement.
(b)
THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(c)
This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.
(d)
Subject to the satisfaction of the conditions set forth in Section 3 below, this Amendment shall be effective as of the date of this Amendment first written above.
(e)
The Collateral Agent, the Collateral Administrator and the Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, and the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and make no representation with respect thereto. In entering into this Amendment, the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall be entitled to the benefit of every provision of the Loan and Security Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent, the Collateral Administrator and the Securities Intermediary, including their right to be compensated, reimbursed and indemnified, whether or not elsewhere herein so provided. The Administrative Agent, by its signature hereto, authorizes and directs the Collateral Agent, the Collateral Administrator and the Securities Intermediary to execute this Amendment.
(f)
The individual executing this Amendment on behalf of the Company hereby certifies to the Administrative Agent that (i) all of the representations and warranties set forth in Section 6.01 of the Loan and Security Agreement are true and correct (subject to any materiality qualifiers set forth therein) and (ii) no Default, Event of Default or Market Value Cure Failure has occurred.

SECTION 3. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon delivery of executed signature pages by all parties hereto to the Administrative Agent.

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II SPV II LLC, as Company

By: Goldman Sachs Private Middle Market Credit II,
LLC, as designated manager

By	/s/ Tucker Greene
Name:	Tucker Greene
Title:	Authorized Signatory

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II LLC, as Portfolio Manager

By	/s/ Tucker Greene
Name:	Tucker Greene
Title:	Authorized Signatory

Signature Page to Seventh Amendment to Loan and Security Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By	/s/ James Greenfield
Name:	James Greenfield
Title:	Managing Director

The Lenders

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ James Greenfield
Name:	James Greenfield
Title:	Managing Director

EVERBANK, N.A., as a Lender

By
Name:
Title:

MUFG BANK, LTD., as a Lender

By
Name:
Title:

Signature Page to Seventh Amendment to Loan and Security Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By
Name:	James Greenfield
Title:	Managing Director

The Lenders

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender

By
Name:	James Greenfield
Title:	Managing Director

EVERBANK, N.A., as a Lender

By	/s/ Frank Martino
Name:	Frank Martino
Title:	Director

MUFG BANK, LTD., as a Lender

By
Name:
Title:

Signature Page to Seventh Amendment to Loan and Security Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By
Name:	James Greenfield
Title:	Managing Director

The Lenders

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender

By
Name:	James Greenfield
Title:	Managing Director

EVERBANK, N.A., as a Lender

By
Name:
Title:

MUFG BANK, LTD., as a Lender

By	/s/ Kathleen M. Considine
Name:	Kathleen M. Considine
Title:	Director

Signature Page to Seventh Amendment to Loan and Security Agreement

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent

By	/s/ Elaine Mah
Name:	Elaine Mah
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary

By	/s/ Elaine Mah
Name:	Elaine Mah
Title:	Senior Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Administrator

By	/s/ Elaine Mah
Name:	Elaine Mah
Title:	Senior Vice President

Signature Page to Seventh Amendment to Loan and Security Agreement

Exhibit A

Conformed Loan and Security Agreement

Execution Version

Conformed through the ~~Sixth~~Seventh Amendment to the Amended and Restated Loan Agreement

dated as of ~~September 24~~October 23, 2024

AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

dated as of

March 5, 2021

among

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II SPV II LLC

The Lenders Party Hereto,

The Collateral Administrator, Collateral Agent and Securities Intermediary Party Hereto

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II LLC,

as Portfolio Manager

"Reference Rate" means, for each Calculation Period (i) with respect to an Advance denominated in USD and related calculations, the Benchmark, (ii) with respect to Advances denominated in CAD and related calculations, Term CORRA, (iii) with respect to Advances denominated in Euros and related calculations, EURIBOR and (iv) with respect to an Advance denominated in GBP and related calculations, Daily Simple SONIA. The Reference Rate in respect of each Currency shall be determined by the Administrative Agent (and notified in writing to the Collateral Administrator and the Portfolio Manager), and such determination shall be conclusive absent manifest error.

"Reference Time" with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two (2) Business Days preceding the date of such setting or (2) if such Benchmark is not the Term SOFR Rate, the time determined by the Administrative Agent in its reasonable discretion.

"Register" has the meaning set forth in Section 3.01(c).

"Reinvestment Period" means the period beginning on, and including, the Original Effective Date and ending on, but excluding, the earliest of (i) ~~October~~November 24, 2024; (ii) the date on which a Market Value Event occurs, (iii) the date of termination of the Financing Commitments pursuant to Article VII and (iv) the date on which the investment period of the Parent terminates.

"Related Parties" has the meaning set forth in Section 9.01.

"Relevant Governmental Body" means the Board and/or the NYFRB, or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto.

"Required Lenders" means (a) JPMCB and its Affiliates that are non-Defaulting Lenders and (b) if the Persons set forth in clause (a) above hold less than 50.1% of the sum of (i) the aggregate principal amount of the outstanding Advances (other than outstanding Advances of Defaulting Lenders excluded pursuant to this clause (b)) plus (ii) the aggregate undrawn amount of the outstanding Financing Commitments (other than outstanding Advances of Defaulting Lenders excluded pursuant to this clause (b)), one or more other Lenders (other than any Defaulting Lender) who hold, together with the Persons set forth in clause (a) above, 50.1% or more of the sum of (i) the aggregate principal amount of the outstanding Advances (other than outstanding Advances of Defaulting Lenders excluded pursuant to this clause (b)) plus (ii) the aggregate undrawn amount of the outstanding Financing Commitments (other than outstanding Advances of Defaulting Lenders excluded pursuant to this clause (b)).

"Responsible Officer" means (i) with respect to the Company, any duly appointed officer of the Company or the Portfolio Manager who is responsible for the activities of the Company, and (ii) with respect to the Collateral Agent or the Collateral Administrator, any officer of such Person customarily performing functions with respect to corporate trust matters and, with respect to a particular corporate trust matter under this Agreement, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, in each case, having direct responsibility for the administration of this Agreement.

"Restricted Payment" means (i) any dividend or other distribution (including, without limitation, a distribution of non-cash assets), direct or indirect, on account of any shares or other equity interests in the Company now or hereafter outstanding; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, by the Company of any shares or other equity interests in the Company now or hereafter outstanding; and (iii) any payment made to